UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2018

VISTRA ENERGY CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38086	36-4833255
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6555 Sierra Drive Irving, TX		75039
(Address of principal executive offices)		(Zip Code)

(214) 812-4600

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Vistra Operations Credit Agreement Amendment

On June 14, 2018 (the “Effective Date”), Vistra Operations Company LLC (“Vistra Operations” or “Borrower”), an indirect, wholly owned subsidiary of Vistra Energy Corp. (the “Company”), entered into an amendment (the “Credit Agreement Amendment”) to that certain Credit Agreement, dated as of October 3, 2016 (as amended, supplemented or otherwise modified from time to time, the “Vistra Operations Credit Agreement”), among Vistra Operations, as Borrower, Vistra Intermediate Company LLC (“Vistra Intermediate”), the guarantors party thereto, Credit Suisse AG, Cayman Island Branch (“Credit Suisse”), as successor Administrative Agent and successor Collateral Agent replacing Deutsche Bank AG New York Branch (“Deutsche Bank”), as Administrative and Collateral Agent, and the other parties named therein. In connection with the Credit Agreement Amendment, Deutsche Bank resigned as the Administrative Agent and Collateral Agent under the Vistra Operations Credit Agreement and Credit Suisse was appointed as the successor Administrative Agent and Collateral Agent under the Vistra Operations Credit Agreement.

Pursuant to the Credit Agreement Amendment, effective as of the Effective Date, the interest rate margins applicable to the Initial Term Loans (as defined in the Vistra Operations Credit Agreement) were reduced to a rate equal to, at the option of Borrower, LIBOR plus an applicable margin of 2.00% or a base rate plus an applicable margin of 1.00%. In addition, effective as of the Effective Date, the interest rate margins applicable to the Revolving Credit Loans (as defined in the Vistra Operations Credit Agreement) were reduced to a rate equal to, at the option of Borrower, LIBOR plus an applicable margin of 1.75% or a base rate plus applicable margin of 0.75%. The interest rate margins applicable to the 2016 Incremental Term Loans (as defined in the Vistra Operations Credit Agreement) were not changed.

In addition, pursuant to the Credit Agreement Amendment, effective as of the Effective Date, the Revolving Credit Maturity Date (as defined in the Vistra Operations Credit Agreement) was extended from August 4, 2021 to June 14, 2023. Further, effective as of the Effective Date, the Total Revolving Credit Commitment (as defined in the Vistra Operations Credit Agreement) was increased from $860,000,000 to $2,500,000,000 and the Revolving Letter of Credit Commitment (as defined in the Credit Agreement Amendment) was increased from $715,000,000 to $2,300,000,000.

Under the Credit Agreement Amendment, effective as of the Effective Date, Vistra Operations also incurred a new class of Incremental Term Loans (as defined in the Vistra Operations Credit Agreement) in the aggregate principal amount of $2,050,000,000 in order to fund the Dynegy Credit Agreement Payoff (as defined and described in further detail below). Such Incremental Term Loans will bear interest at a rate equal to, at the option of Borrower, either LIBOR plus an applicable margin of 2.00% or a base rate plus an applicable margin of 1.00%. Such Incremental Term Loans are pre-payable at any time without premium or penalty; provided that there will be a 1.00% pre-payment premium in connection with any repricing of such term loans that reduces the interest rate margins prior to December 14, 2018. Under the Credit Agreement Amendment, effective as of the Effective Date, Vistra Operations has also terminated the Term Letter of Credit Commitment (as defined in the Vistra Operations Credit Agreement) and repaid in full the Initial Term C Loans in the aggregate principal amount of $500,000,000 (as defined in the Vistra Operations Credit Agreement) outstanding on the Effective Date, but is continuing all Term Letters of Credit issued and outstanding as of the Effective Date, which shall be deemed to be Revolving Letters of Credit under the Vistra Operations Credit Agreement on and from the Effective Date.

In connection with the Credit Agreement Amendment, Vistra Operations amended that certain Collateral Trust Agreement (the “Collateral Trust Agreement Amendment”), effective pursuant to the Seventh Amendment as of June 14, 2018, among Vistra Operations, the Grantors from time to time party thereto (the “Grantors”), Railroad Commission of Texas, as First-Out Representative (as defined therein), Credit Suisse AG, Cayman Islands Branch (as successor to Deutsche Bank AG New York Branch), as Senior Credit Agreement Agent (as defined therein) and Delaware Trust Company, as collateral trustee (the “Collateral Trust Agreement”).

In connection with the Dynegy Credit Agreement Payoff and the Credit Agreement Amendment, certain of the Company’s subsidiaries (the “Dynegy Subsidiaries”) were also contributed from the Company and Vistra Intermediate to Vistra Operations, and after becoming subsidiaries of Vistra Operations, the Dynegy Subsidiaries were required within a specified time period to become subsidiary guarantors, grant security and execute certain supplements and joinders under and pursuant to the terms of the Vistra Operations Credit Agreement. In connection with this contribution, the Dynegy Subsidiaries executed a Collateral Trust Joinder with Delaware Trust Company, as Collateral Trustee, dated the Effective Date (the “Collateral Trust Agreement Joinder”), whereby the Dynegy Subsidiaries agreed to become parties as Grantors under the Collateral Trust Agreement.

Copies of the Credit Agreement Amendment, the Collateral Trust Agreement Amendment and Collateral Trust Agreement Joinder are included as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report and are incorporated herein by reference. The above descriptions of the Credit Agreement Amendment, the Collateral Trust Agreement Amendment and the Collateral Trust Agreement

Joinder do not purport to be complete and are each qualified in their entirety by reference to the full text of the Credit Agreement Amendment, the Vistra Operations Credit Agreement and the amendments thereto (copies of which have been included as exhibits to the Annual Report on Form 10-K of Vistra filed with the SEC on February 26, 2018 (the “Vistra 10-K”), each of which are incorporated herein by reference), the Collateral Trust Agreement Amendment, the Collateral Trust Agreement (a copy of which has been included as an exhibit to the Vistra 10-K, and is incorporated herein by reference), and the Collateral Trust Agreement Joinder, respectively.

Senior Notes Supplemental Indentures

In connection with the Credit Agreement Amendment, and also as of the Effective Date, certain of the Company’s subsidiaries that guarantee, or are borrowers under, the Vistra Operations Credit Agreement but that were not previously parties to the Indentures (as defined below) as guarantors (the “New Subsidiary Guarantors”), the Company, certain of the Company’s subsidiaries that are already parties to the Indentures as guarantors and Wilmington Trust, National Association, as trustee (the “Trustee”), entered into the following supplemental indentures:

(i)	Ninth Supplemental Indenture (the “2022 Notes Ninth Supplemental Indenture”) to that certain indenture, dated as of October 27, 2014 (as amended and supplemented, the “2022 Notes Indenture”), among the Company (as successor by merger to Dynegy Inc. (“Dynegy”)), the subsidiary guarantors party thereto and the Trustee, providing for the issuance of 7.375% Senior Notes due 2022 (the “2022 Notes”);

(ii)	Ninth Supplemental Indenture (the “2023 Notes Ninth Supplemental Indenture”) to that certain indenture, dated as of May 20, 2013 (as amended and supplemented, the “2023 Notes Indenture”), among the Company (as successor by merger to Dynegy), the subsidiary guarantors party thereto and the Trustee, providing for the issuance of 5.875% Senior Notes due 2023 (the “2023 Notes”);

(iii)	Ninth Supplemental Indenture (the “2024 7.625% Notes Ninth Supplemental Indenture”) to that certain indenture, dated as of October 27, 2014 (as amended and supplemented, the “2024 7.625% Notes Indenture”), among the Company (as successor by merger to Dynegy), the subsidiary guarantors party thereto and the Trustee, providing for the issuance of 7.625% Senior Notes due 2024 (the “2024 7.625% Notes”);

(iv)	Third Supplemental Indenture (the “2024 8.034% Notes Third Supplemental Indenture”) to that certain indenture, dated as of February 2, 2017 (as amended and supplemented, the “2024 8.034% Notes Indenture”), among the Company (as successor by merger to Dynegy), the subsidiary guarantors party thereto and the Trustee, providing for the issuance of 8.034% Senior Notes due 2024 (the “2024 8.034% Notes”);

(v)	Fourth Supplemental Indenture (the “2025 Notes Fourth Supplemental Indenture”) to that certain indenture, dated as of October 11, 2016 (as amended and supplemented, the “2025 Notes Indenture”), among the Company (as successor by merger to Dynegy), the subsidiary guarantors party thereto and the Trustee, providing for the issuance of 8.000% Senior Notes due 2025 (the “2025 Notes”); and

(vi)	Second Supplemental Indenture (the “2026 Notes Second Supplemental Indenture” and, together with the 2022 Notes Ninth Supplemental Indenture, the 2023 Notes Ninth Supplemental Indenture, the 2024 7.625% Notes Ninth Supplemental Indenture, the 2024 8.034% Notes Third Supplemental Indenture and the 2025 Notes Fourth Supplemental Indenture, the “Supplemental Indentures”) to that certain indenture, dated as of August 21, 2017 (as amended and supplemented, the “2026 Notes Indenture” and, together with the 2022 Notes Indenture, the 2023 Notes Indenture, the 2024 7.625% Notes Indenture, the 2024 8.034% Notes Indenture and the 2025 Notes Indenture, the “Indentures”), among the Company (as successor by merger to Dynegy), the subsidiary guarantors party thereto and the Trustee, providing for the issuance of 8.125% Senior Notes due 2026 (the “2026 Notes” and, together with the 2022 Notes, the 2023 Notes, the 2024 7.625% Notes, the 2024 8.034% Notes and the 2025 Notes, the “Notes”).

Pursuant to the Supplemental Indentures, the New Subsidiary Guarantors provided guarantees of the Notes and agreed to be bound by all of the provisions of the Indentures that are applicable to subsidiary guarantors under the Notes.

A copy of the 2022 Notes Ninth Supplemental Indenture is included as Exhibit 4.1 to this Current Report, a copy of the 2023 Notes Ninth Supplemental Indenture is included as Exhibit 4.2 to this Current Report, a copy of the 2024 7.625% Notes Ninth Supplemental Indenture is included as Exhibit 4.3 to this Current Report, a copy of the 2024 8.034% Notes Third Supplemental Indenture is included as Exhibit 4.4 to this Current Report, a copy of the 2025 Notes Fourth Supplemental Indenture is included as Exhibit 4.5 to this Current Report and a copy of the 2026 Notes Second Supplemental Indenture is included as Exhibit 4.6 to this Current Report. Each of the foregoing copies is incorporated herein by reference. The above descriptions of the Supplemental Indentures and the Indentures do not purport to be complete and are qualified in their entirety by reference to the full text of the Supplemental Indentures and the Indentures.

Item 1.02	Termination of a Material Definitive Agreement.

Payoff of Dynegy Credit Agreement

In connection with the Credit Agreement Amendment and the proceeds received as a result of the Credit Agreement Amendment, on the Effective Date, the Company pre-paid in full all outstanding loans, all accrued but unpaid fees and interest and terminated all of the outstanding commitments under that certain Credit Agreement, dated as of April 23, 2013 (as amended, supplemented or otherwise modified from time to time, the “Dynegy Credit Agreement”), among the Company (as successor by merger to Dynegy), the guarantors party thereto, the lenders party thereto and Credit Suisse, as Administrative Agent and Collateral Agent, and the Company and the other Credit Parties (as defined in the Dynegy Credit Agreement) were released from all obligations and liabilities under the Credit Documents (as defined in the Dynegy Credit Agreement), including all guarantees and collateral provided thereunder (collectively, the “Dynegy Credit Agreement Payoff”). The Company had previously assumed the obligations of Dynegy under the Dynegy Credit Agreement in connection with the closing of the merger of Dynegy with and into the Company, with the Company as the surviving entity, on April 9, 2018.

A description of the Dynegy Credit Agreement is contained in the Current Report on Form 8-K of Dynegy filed with the SEC on April 24, 2013 (the “Dynegy 8-K”) and is incorporated herein by reference. The description of the Dynegy Credit Agreement in the Dynegy 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Dynegy Credit Agreement, a copy of which has been filed as Exhibit 10.1 to the Dynegy 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 concerning the Company’s direct financial obligations under the Credit Agreement Amendment is incorporated herein by reference.

Item 8.01.	Other Events.

On June 12, 2018, the Company announced that its Board of Directors had authorized a share repurchase program (the “Program”) under which up to $500 million of the Company’s outstanding common stock may be repurchased. The Program is effective as of June 13, 2018, and the Company intends to implement the Program opportunistically from time to time through the end of 2019. Shares of the Company’s stock may be repurchased from time to time in open market transactions at prevailing market prices, in privately negotiated transactions, pursuant to Rule 10b5-1 plans, or by other means in accordance with federal securities laws. The actual timing, number and value of shares repurchased under the program will be determined by the Company at its discretion and will depend on a number of factors, including the market price of the Company’s stock, general market and economic conditions, applicable legal requirements, and compliance with the terms of the Company’s credit and debt agreements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

4.1	Ninth Supplemental Indenture to the 2022 Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee.

4.2	Ninth Supplemental Indenture to the 2023 Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee.

4.3	Ninth Supplemental Indenture to the 2024 7.625% Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee.

4.4	Third Supplemental Indenture to the 2024 8.034% Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee.

4.5	Fourth Supplemental Indenture to the 2025 Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee.

4.6	Second Supplemental Indenture to the 2026 Notes Indenture, dated June 14, 2018, among the Guaranteeing Subsidiaries (as defined therein), the Company, the Subsidiary Guarantors (as defined therein) and the Trustee.

10.1	Seventh Amendment to the Credit Agreement, dated June 14, 2018 (the “Seventh Amendment”), by and among Vistra Operations Company LLC (as Borrower), Vistra Intermediate Company LLC (as Holdings), the other Credit Parties (as defined in the Vistra Operations Credit Agreement) party thereto, Credit Suisse and Citibank, N.A. as the 2018 Incremental Term Loan Lenders, the financial institutions providing 2018 New Revolving Credit Commitments (as defined therein), the various other Lenders party thereto, the Additional Revolving Letter of Credit Issuers (as defined therein) party thereto, the other Letter of Credit Issuers party thereto, Deutsche Bank as Resigning Administrative Agent (as defined therein) and as Resigning Collateral Agent (as defined therein), Credit Suisse as Successor Administrative Agent (as defined therein) and as Successor Collateral Agent (as defined therein), and Delaware Trust Company, as Collateral Trustee (as defined therein).

10.2	Collateral Trust Agreement Amendment (amended pursuant to the Seventh Amendment), to the Collateral Trust Agreement, effective pursuant to the Seventh Amendment as of June 14, 2018, among Vistra Operations Company LLC, the other Grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative, Credit Suisse AG, Cayman Islands Branch, as Senior Credit Agreement Agent, and Delaware Trust Company, as Collateral Trustee (included in Exhibit 10.1 hereto).

10.3	Collateral Trust Joinder, dated June 14, 2018, between the Additional Grantors party thereto and Delaware Trust Company, as Collateral Trustee, to the Collateral Trust Agreement, effective pursuant to the Seventh Amendment as of June 14, 2018, among Vistra Operations Company LLC, the other Grantors from time to time party thereto, Railroad Commission of Texas, as First-Out Representative, Credit Suisse AG, Cayman Islands Branch, as Senior Credit Agreement Agent, and Delaware Trust Company, as Collateral Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Vistra Energy Corp.

Dated: June 15, 2018	/s/ Kristopher E. Moldovan
	Name:	Kristopher E. Moldovan
	Title:	Senior Vice President and Treasurer